UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

August 1, 2017

(Date of Report; Date of Earliest Event Reported)

STEIN MART, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	0-20052	64-0466198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Riverplace Blvd., Jacksonville, Florida 32207

(Address of Principal Executive Offices Including Zip Code)

(904) 346-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e) On August 1, 2017, Stein Mart, Inc. (the “Registrant”) entered into amended employment agreements with D. Hunt Hawkins, the Registrant’s Chief Executive Officer, and Gregory W. Kleffner, the Registrant’s Executive Vice President and Chief Financial Officer (collectively, the “Employment Agreements”), each of which is effective as of August 1, 2017. Mr. Hawkins’ Employment Agreement replaces the Employment Agreement between Mr. Hawkins and the Registrant dated September 15, 2015, and Mr. Kleffner’s Employment Agreement replaces the Employment Agreement between Mr. Kleffner and the Registrant dated July 31, 2015.

The amendments to Mr. Hawkins’ Employment Agreement, which has an initial two-year term, provide that the agreement will automatically renew for successive two-year terms unless the Registrant or the executive gives written notice not to renew at least 60 days before the end of the initial term or any renewal term. Other than updates to reflect Mr. Hawkins’ current title and base salary, there are no further amendments to Mr. Hawkins’ Employment Agreement.

The amendments to Mr. Kleffner’s Employment Agreement also include an initial two-year term, which automatically renews for successive two-year terms unless the Registrant or the executive gives written notice not to renew at least 60 days before the end of the initial term or any renewal term, and reflect his current base salary. In addition, for 2018, 2019 and 2020, if Mr. Kleffner remains in his current position with the Registrant as of April 1 of that year, then he will be entitled to receive either his earned bonus for the preceding fiscal year, if any, or a retention bonus of $150,000, whichever is greater. Other amendments to Mr. Kleffner’s Employment Agreement include (i) providing that Mr. Kleffner may sit on the board of directors of another company that is not a direct competitor of the Registrant, (ii) amending the definitions of “Cause” and “Good Reason” to, among other things, revise which changes to the executive’s duties and compensation will constitute “Good Reason” for purposes of the agreement and (iii) requiring the unanimous approval of the Registrant’s independent directors to terminate Mr. Kleffner.

The foregoing summary of the amendments to the Employment Agreements is not complete and is qualified in its entirety by the Employment Agreements, which are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1	Amended Employment Agreement between Stein Mart, Inc. and D. Hunt Hawkins, dated August 1, 2017.

10.2	Amended Employment Agreement between Stein Mart, Inc. and Gregory W. Kleffner, dated August 1, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEIN MART, INC.
(Registrant)

Date: August 2, 2017	By:	/s/ D. Hunt Hawkins
D. Hunt Hawkins
Chief Executive Officer

EXHIBIT INDEX

10.1	Amended Employment Agreement between Stein Mart, Inc. and D. Hunt Hawkins, dated August 1, 2017.

10.2	Amended Employment Agreement between Stein Mart, Inc. and Gregory W. Kleffner, dated August 1, 2017.